                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

             Alliance Global Environment Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                    ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105
                           TOLL FREE (800) 221-5672

                                                                   June 4, 1997

To the Stockholders of Alliance Global Environment Fund, Inc. (the "Fund"):

  The accompanying Notice of Meeting and Proxy Statement presents to the Fund's stockholders a proposal, to be considered at the Annual Meeting of Stockholders on July 17, 1997, for the conversion of the Fund from a closed-end investment company to an open-end investment company (the "Conversion"). As the Proxy Statement is long and detailed, your Board of Directors thought it desirable to summarize this proposal, which the Board is recommending for your approval.

  As you know, the Fund's shares have been trading on the New York Stock Exchange at a substantial discount from their net asset value, 19% at the time the Board approved the Conversion. It is your Board's policy to take action to attempt to reduce or eliminate such market discounts. Accordingly, in March 1996 the Board approved the recommendation of Alliance Capital Management L.P. ("Alliance"), your Fund's Adviser, that the Fund repurchase up to 20% of its outstanding shares during the ensuing twelve months. Pursuant to this program the Fund repurchased 13.6% of its outstanding shares, thereby adding 4.4% to the Fund's March 15, 1996 net asset value. The repurchase program provided to stockholders an antidilutive benefit which we believe to be the largest resulting from any recent closed-end fund repurchase program. Nonetheless, the repurchase program did not meaningfully affect the Fund's market discount.

  Alliance thereafter concluded that it would be appropriate to take further action to deal with the Fund's discount, and accordingly recommended the Conversion to the Board of Directors. As the Proxy Statement discusses, Alliance advised the Board that in its view the Conversion would, on balance, confer substantial benefits on the Fund and its stockholders, and would be clearly more beneficial than any available alternative. After carefully reviewing Alliance's analysis, the Board of Directors concurred with Alliance's conclusions and unanimously recommended the Conversion for stockholder approval.

  If the stockholders approve the Conversion at their July 17, 1997 Annual Meeting, the Fund is expected to convert to open-end status shortly thereafter. After the Conversion, the Fund's shares would no longer be listed on the New York Stock Exchange, and stockholders would be able to redeem their shares on a daily basis at their current net asset value, i.e., without any market discount, less the temporary 2% redemption fee discussed below.

  The proposed conversion of the Fund to open-end form, which entails amendments to the Fund's Articles of Incorporation, as well as a small modification to an investment restriction of the Fund and technical amendments to the investment management agreement between the Fund and Alliance, is discussed under Proposal One in the Proxy Statement.

  If Proposal One is approved the Fund will, following the Conversion, continuously offer its shares in the same manner as other Alliance Mutual Funds. In this regard, the Board of Directors believes that the Fund and its stockholders are most likely to experience the benefits of asset growth if, following the

Conversion, the Fund offers four classes of shares under the "Multiple Distribution System" currently utilized by most Alliance Mutual Funds. Proposal One discusses the proposed Multiple Distribution System, which includes the adoption of a distribution plan and conforming amendments to the Fund's Articles of Incorporation. As discussed in the Proxy Statement, in the course of the Conversion all outstanding Fund shares would, without any sales charges or other fee, be classified as Class A Shares.

  The Fund's Board of Directors has voted to impose a temporary redemption fee of 2% on redemptions and exchanges from the Fund effected during the first twelve months after the Conversion. The purpose of the redemption fee, WHICH WOULD BE PAID ENTIRELY TO THE FUND AND THUS PROVIDE AN ANTIDILUTIVE BENEFIT TO THE FUND'S STOCKHOLDERS, is to moderate any adverse impact on the Fund's investment operations resulting from satisfying a potentially large number of redemption requests in a short period of time. The redemption fee may be reduced or terminated at any time at the discretion of the Board of Directors.

  Your Board of Directors has given full and careful consideration to the proposed Conversion and the proposed implementation of the Multiple Distribution System. The Board has concluded that these measures are in the best interests of the Fund and its stockholders. ACCORDINGLY, YOUR BOARD RECOMMENDS THAT YOU VOTE TO APPROVE PROPOSAL ONE.

  The Board of Directors also recommends that you re-elect seven of the Fund's current Directors (Proposal Two) and ratify the Board's selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending October 31, 1997 (Proposal Three).

  The Board of Directors believes that the Fund's stockholders will agree that Proposal One, the proposed Conversion, is clearly in their best interests. Under the Fund's Articles of Incorporation, however, Proposal One requires the affirmative vote of 75% of the Fund's outstanding shares. IN ORDER FOR THE CONVERSION TO OCCUR, IT IS THUS VERY IMPORTANT THAT YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. Thank you for taking the time to do so.

                                          Sincerely,

                                          John D. Carifa
                                          Chairman of the Board

                              ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
[LOGO OF ALLIANCE CAPITAL APPEARS HERE]
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 17, 1997

To the Stockholders of Alliance Global Environment Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Alliance Global Environment Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, July 17, 1997 at 4:00 p.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 4, 1997.

  1. To approve the conversion of the Fund from a closed-end investment company to an open-end investment company, including in connection therewith:

    a. Changing the subclassification of the Fund from that of a closed-end investment company to that of an open-end investment company;

    b. Amending and Restating the Articles of Incorporation of the Fund to:

      i. provide for the conversion,

      ii. eliminate certain "anti-takeover" provisions, and

      iii. reclassify the outstanding shares of the Fund as Class A shares;

    c. Modifying an investment restriction of the Fund;

    d. Approving an Advisory Agreement with Alliance Capital Management L.P. (the "Adviser") to replace the Fund's existing Investment Management and Administration Agreement with the Adviser; and

    e. Establishing a Multiple Distribution System pursuant to which the Fund will offer its shares following such conversion, including in connection therewith, adopting a distribution plan that provides for the imposition of distribution fees on outstanding shares.

  2. If Proposal No. 1 is approved, to elect seven Directors, each to hold office for an indefinite term, and until his successor is duly elected and qualified, or, if Proposal No. 1 is not approved, to elect three Directors, each to hold office for a term of three years and until his successor is duly elected and qualified.

  3. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund for its fiscal year ending October 31, 1997.

  4. To transact such other business as may properly come before the Meeting.
-------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

  The Board of Directors has fixed the close of business on May 16, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
June 4, 1997

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

                                PROXY STATEMENT

                    ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 17, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Global Environment Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, July 17, 1997 at 4:00 p.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about June 4, 1997.

  The Board of Directors has fixed the close of business on May 16, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of that date consisted of 5,967,269 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, and subject to the discussion contained in the following paragraph, proxies will be voted for Proposal One, for the election of Directors and for the ratification of the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending October 31, 1997. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  If a proxy properly executed is returned accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a specified majority or plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified majority of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against such matters.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 17, 1997, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment. In a filing made with the Securities and Exchange Commission (the "Commission"), on April 7, 1997, Bowling Portfolio Management, Inc., 2651 Observatory Avenue, Cincinnati, Ohio 45208-2040, reported beneficial ownership of 740,328 shares, representing approximately 12.4%, of the Fund's common stock.

                                 PROPOSAL ONE

                   CONVERSION OF THE FUND FROM A CLOSED-END
                       INVESTMENT COMPANY TO AN OPEN-END
                    INVESTMENT COMPANY AND RELATED MATTERS

  At a meeting held on April 23, 1997, the Board of Directors considered and unanimously approved a recommendation of Alliance Capital Management L.P. (the "Adviser") to submit to stockholders a proposal to convert the Fund from a closed-end investment company to an open-end investment company. In connection therewith, the Board of Directors also considered and unanimously approved the amendment of the Fund's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from that of a closed-end management investment company to that of an open-end management investment company and a related modification of the Fund's fundamental investment restrictions, and declared advisable and unanimously approved the amendment and restatement of the Fund's Articles of Incorporation to provide for such conversion. At the April 23 meeting, the Board of Directors also considered and unanimously approved related amendments to the Fund's Investment Management and Administration Agreement.

  Stockholders of the Fund are now being asked to consider the conversion of the Fund from a closed-end to an open-end investment company and certain related matters approved by the Board of Directors in connection with the conversion. If this Proposal is approved by the stockholders, subject to a registration statement under the Securities Act of 1933, as amended, becoming effective and thereby allowing the continuous offering of shares of the Fund, the Fund will shortly thereafter be converted to an open-end investment company. If this Proposal is not approved, the Fund will remain a closed-end investment company and the Board of Directors will consider whether other action, if any, should be taken.

  Conversion of the Fund to an open-end investment company should permit the continued operation of the Fund in accordance with its investment objective while providing stockholders with the ability to redeem their shares at a price based on net asset value instead of a price set in the market. The Adviser does not anticipate that conversion of the Fund to open-end form would require any significant portfolio restructuring either to enable the Fund to operate as an open-end investment company or to meet potential significant redemption requests following a conversion.

BACKGROUND OF THE PROPOSAL

  When the Fund was organized in 1990, the closed-end format was chosen as most appropriate to the Fund's character and intended method of operation because it was believed that such a structure, among other things, would permit management of the portfolio of the Fund consistent with its investment objective and policies without the pressures and constraints to which open-end investment companies are subject as a result of cash inflows from sales of shares and cash outflows from redemptions of shares. As shares of many closed-end funds frequently sell at a discount from net asset value, at the outset the Board of Directors established a policy that it is in the interest of stockholders for the Fund to take action to attempt to reduce or eliminate any market value discount from net asset value. During the period October 1994 through February 1996, the market value discount of the Fund's shares at all times exceeded 20%. Consequently, in March 1996, when the discount was approximately 21%, the Board of Directors approved an open-market share repurchase program permitting the repurchase by the Fund, during the ensuing twelve months, of up to 20% of its outstanding shares.

  Under the repurchase program, the Fund acquired 939,900 shares of its common stock, representing approximately 13.6% of its 6,907,169 shares outstanding at the commencement of the program, at a total cost of $11,934,475 and an average cost of $12.70 per share. These repurchases added $0.64, or 4.4% per share, to the Fund's March 15, 1996 net asset value, providing an antidilutive benefit to stockholders that the Adviser believes to be among the largest resulting from any recent closed-end fund repurchase program. Notwithstanding this benefit, during 1996 the Fund's discount averaged 20.1%--essentially no better than before the repurchase program either in absolute terms or in comparison to the other closed-end funds in the "specialized equity" grouping of The Wall Street Journal. Although the Fund's discount narrowed somewhat in early 1997, prior to the announcement of the proposed conversion the discount was above 19%, or a full five to six percentage points higher than the discounts of other closed-end "specialized equity" funds.

  The Adviser informed the Board of Directors of the Fund at the April 23 meeting that the repurchase program had not altered the Fund's status as the only closed-end fund sponsored by the Adviser whose discount performance over both the shorter and longer terms has not been at least competitive with those of comparable closed-end funds. Further, the Adviser noted that, among the several closed-end funds sponsored by it whose shares have in recent years consistently traded at discounts in excess of 15%, the Fund is also the only one that possesses the ample underlying portfolio liquidity to allow the large portfolio security liquidations that open-ending is likely to require without substantial detriment to remaining stockholders. Moreover, given the Fund's excellent short-term performance record and the Adviser's continuing conviction, which it expressed to the Board, in the attractiveness of the Fund's basic investment theme, the Adviser stated its view that shares of the Fund could be successfully marketed in open-end form over the near term, although it was noted that no assurances could be given as to the results of such marketing. In light of these factors, and following the failure of the repurchase program as a discount reduction measure, at the April 23 meeting the Adviser expressed its belief that many of the Fund's stockholders have a reasonable expectation that further significant action will be taken to reduce the discount and that such further action will have a higher probability of success than the repurchase program. Accordingly, as is discussed in detail in this proxy statement, at the April 23 meeting the Adviser recommended that the Fund be converted from a closed-end investment company to an open-end investment company and that the Board take the requisite action in connection therewith.

  At the April 23 meeting, the Adviser also stated its view that open-ending the Fund would confer very substantial benefits on the Fund's stockholders. The Board was informed that, following a conversion, stockholders would be able to redeem their shares at net asset value, less the redemption fee discussed below, as opposed to the approximately 81% of net asset value (less any brokerage costs) that a seller of the Fund's shares would realize at the discount as it existed immediately prior to the date of the Board meeting. In addition, a stockholder could redeem all of his or her shares without limitation or "proration," as likely would be the case if the Fund were to pursue certain of the alternative discount-reduction measures referred to below, considered by the Adviser and discussed with the Board. The Board was also informed that, while conversion to open-end form most probably would result in an initial shrinkage of the Fund resulting from redemption requests, over the longer term conversion would create the opportunity, which the Fund does not enjoy at its current discount level, to achieve the benefits associated with greater asset size through sales of Fund shares following the conversion. Further, the Board was advised that the benefits of elimination of the Fund's discount, together with continuous liquidity, could be expected to outweigh the potential drawbacks, also discussed below, resulting from open-ending the Fund.

  The Board was informed by the Adviser that redemption requests following a conversion could be substantial. The Adviser indicated that the size of the Fund's discount as it existed on April 23 created a strong incentive for stockholders, even many of those who regard the environmental sector as an attractive long-term growth opportunity, to recover the Fund's historical discount by redeeming their shares. In addition, the Board was advised of the Adviser's belief that a growing number of market professionals who view closed-end funds as arbitrage opportunities could take sizable positions in shares of the Fund for the purpose of profiting through redemption immediately following an open-ending. This phenomenon could serve to increase the percentage of Fund shares subject to redemption requests. In this regard, the Adviser stated its belief that, with the redemption fee discussed below, the Fund could absorb the redemption of as much as approximately 50% of its outstanding shares during the year following a conversion without necessitating significant alteration of the composition of its investment portfolio and without incurring any significant dilution from the market impact of portfolio liquidations.

  Further, the Adviser informed the Board that conversion of the Fund to open-end form and the anticipated redemption requests would result in an immediate increase in the Fund's expense ratio because the Fund's fixed expenses would be spread over a smaller asset base. In addition, the Adviser stated that, following such a conversion, continuing stockholders would pay an annual distribution fee, as well as incremental costs associated with transfer agency fees. It is estimated that if the Fund's net assets decrease by 50% due to redemption requests, the Fund's expense ratio, currently 1.56%, would increase to approximately 2.53%. The Fund's overall expense ratio following conversion to open-end form would increase or decrease depending on the Fund's investment performance and its future net sales or net redemptions. The Adviser has undertaken with the Board to assess this situation on an ongoing basis in order to determine to what extent, if any, it may be advisable for the Adviser or its affiliates to waive fees or reimburse expenses in an effort to maintain the Fund's expense ratio at a competitive level.

  The levels of portfolio activity that would be necessitated by redemption requests of 50% of the Fund's outstanding shares during the year following a conversion could result in the Fund's realization of significant additional capital gains, which would be distributed to stockholders. The Board was advised that such distributions would be taxable to the stockholders who receive them. As of April 10, 1997, the Fund had net undistributed realized short-term capital gains of $1.76 per share. The Fund estimates that if it were required to sell one-half of each of its April 23 portfolio positions (at their April 10, 1997 valuations) in order to meet potential redemption requests, net undistributed realized capital gains, expected to consist principally of net short-term capital gains, would rise to $3.93 per share. Distributed net short-term capital gains are taxable to recipient stockholders as ordinary income.

  In its presentation at the April 23 meeting, the Adviser also informed the Board of Directors that, although redemptions of shares following any conversion to open-end form could be expected to be partially offset by new sales of Fund shares, it was not possible to predict the extent of such redemptions or new sales or whether the net redemptions anticipated in the short run would require the sale of significant portfolio positions. In this regard, the Adviser noted that other closed-end funds that had converted to open-end form had, in order to provide stockholders with an incentive to refrain from immediately exercising their right to redeem and to offset some of the direct and indirect costs associated with a conversion to and operation as an open-end fund, imposed a redemption fee that was paid by stockholders who redeemed their shares shortly after conversion. For these reasons, and as discussed in greater detail below, upon the Adviser's recommendation, the Board authorized the imposition of a 2% redemption fee during the first twelve months following the date of any conversion. Any such fee would be retained by the Fund and, therefore, would tend to increase its net asset value.

  In the course of making its presentation to the Board of Directors, the Adviser presented the Board with information concerning several possible alternative means of reducing the Fund's market value discount. These included a share repurchase program such as that previously conducted by the Fund, a tender offer for a relatively small percentage of the Fund's outstanding shares and "managed distribution policies," one involving minimum quarterly distributions, regardless of the Fund's investment results, and the other involving the retention, as opposed to distribution, by the Fund of net investment income and net realized capital gains. The Adviser also presented the Board with information concerning the possibility of converting the Fund to "interval fund" form or conducting a large tender offer for the Fund's shares. As to these alternatives, the Board was advised that industry experience with each of them either has shown them to be ineffective in reducing market value discounts to net asset value to any meaningful degree or that industry experience is too limited to recommend them to the Board with confidence that they would have a high probability of eliminating or substantially reducing the Fund's discount. The final alternative discount reduction technique presented to the Board of Directors was merging the Fund into an appropriate mutual fund sponsored by the Adviser. The Board was advised that there is no open-end fund sponsored by the Adviser that is very similar to the Fund. Consequently, the Adviser expressed its belief that such a merger would not be consistent with the reasonable expectations of the Fund's stockholders, most of whom are believed to be seeking exposure to environmental equity securities. Accordingly, the Adviser recommended against merging the Fund with an Adviser-sponsored open-end fund.

  After taking into consideration the potential drawbacks of a conversion of the Fund to open-end form, the Board of Directors determined that the liquidity provided to stockholders and the elimination of the Fund's discount as a result of such a conversion were sufficient to outweigh such drawbacks and that conversion to open-end form would be in the best interests of the Fund and its stockholders.

DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES

  The Fund is a closed-end investment company. Closed-end investment companies neither redeem their outstanding shares of stock nor engage in the continuous sale of new shares, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold on national securities exchanges; the Fund's shares are traded on the New York Stock Exchange, Inc. (the "Exchange"). The Fund's shares would be delisted from the Exchange upon the conversion of the Fund to open-end form.

  In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and receive an amount equal to the net asset value of the shares (less any redemption fee or deferred sales charge imposed by the fund). Many mutual funds (including the Fund, if the proposed conversion is effected) also continuously issue new shares to investors based on the net asset value of the shares at the time of such issuance.

  Some of the legal and practical differences between operation of the Fund as a closed-end and an open-end investment company are as follows:

    (a) Acquisition and Disposition of Shares. If the Fund converts into a mutual fund, investors wishing to acquire shares of the Fund would be able to purchase them either through selected financial intermediaries or directly from Alliance Fund Distributors, Inc., the Fund's proposed principal underwriter (the "Principal Underwriter"). Stockholders desiring to realize the value of their shares would be able to do so by redeeming shares at net asset value less any applicable redemption fee or deferred sales charge.

    The Board of Directors currently intends to impose a fee, payable to the Fund, on Fund shares outstanding at the time of the conversion that are redeemed or exchanged on or before the first anniversary of the conversion to open-end form. The fee would be equal to 2% of the net asset value of the shares at the time of redemption or exchange. Any such temporary redemption fee would be retained by the Fund and would tend to increase its net asset value. The Board of Directors believes that the redemption fee would tend to spread out the initial redemptions of Fund shares and thus alleviate to an extent any possible disruptive effects on the management of the Fund's portfolio, reduce the impact of initial redemptions upon the facilities of the Fund and its transfer agent, and offset some of the direct and indirect costs associated with a conversion to and operation as an open-end fund.

    (b) Voting Rights. If the Fund converts to open-end form, opportunities for stockholders to vote on particular issues will be less frequent, since under Maryland corporate law, an open-end fund is not required to hold stockholder meetings unless the election of directors is required to be acted on under the 1940 Act. Although the Fund's By-Laws currently require the holding of annual meetings of stockholders, the Board of Directors has adopted amended and restated By-Laws, to go into effect if this Proposal is approved, which provide that the Fund will not be required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold an annual meeting in any year in which it is not required to do so. By not having to hold annual stockholder meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and stockholders as of the record date for the Meeting, such costs aggregate approximately $16,000 per year.

    Nevertheless, the Fund would be required to hold a meeting of stockholders when stockholder approvals are necessary under the 1940 Act or Maryland law. Under the 1940 Act, the Fund would be required to hold a stockholder meeting if the number of Directors elected by the stockholders was less than a majority of the total number of Directors, or if a change were sought in the fundamental investment policies of the Fund, in the proposed Advisory Agreement of the Fund or, in certain circumstances, in the proposed Rule 12b-1 distribution plan of the Fund. Under Maryland law and the Fund's proposed amended and restated By-Laws, a special meeting of stockholders is required to be called upon request of the stockholders only when requested in writing by stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the special meeting.

    Stockholders will generally continue to have one vote on each matter submitted to a vote of stockholders if the Fund converts to open-end form. Under Maryland law, the Board of Directors has the authority to increase the number of shares of any class, to reclassify unissued shares and to authorize the issuance of additional classes of stock, in each case without the consent of stockholders. As discussed below, the Board of Directors has approved a "Multiple Distribution System" involving the issuance of four classes of shares bearing different expenses specifically related to the distribution of shares of each class. The four classes would have the same voting rights except that each class would vote separately as a class with respect to the proposed Rule 12b-1 distribution plan of the Fund and other matters that affect each class differently.

    (c) Determination of Net Asset Value. Regulations adopted by the Commission generally require open-end funds to value their assets on each business day in order to determine the current net asset value at which shares may be redeemed by stockholders or purchased by investors. The net asset values of most open-end funds are published daily by leading financial publications.

    (d) Expenses; Potential Net Redemptions. The Fund's expenses may increase as a result of open-ending, whether as a result of the cost of additional services available to stockholders or otherwise. Open-ending may result in immediate, substantial redemptions and, hence, a marked reduction in the size of the Fund, although this result eventually could be offset by new sales of shares and reinvestment of dividends and capital gains distributions in shares of the Fund. An asset base of decreased size could produce less income and lower gains per share, than are currently being produced. Accordingly, the Fund's ratio of operating expenses to average net assets could increase substantially. For the fiscal year ended October 31, 1996, the Fund's ratio of expenses, including the fee paid to the Adviser, to average net assets was 1.56%. It is estimated that the Fund's expense ratio would increase to approximately 2.53% due to redemption requests. In addition, the Fund might be required to sell portfolio securities in order to meet potential redemptions, thereby resulting in realization of gains (or losses). As stated above, as of April 10, 1997, the Fund had net undistributed realized short-term capital gains of $1.76 per share. The Fund estimates that if it were required to sell one-half of each of its April 23 portfolio positions (at their April 10, 1997 valuations) in order to meet redemption requests following conversion to open-end form, net undistributed realized capital gains, expected to consist principally of net short-term capital gains, would rise to $3.93 per share.

    Significant net redemptions could also render the Fund an uneconomical venture by virtue of its diminished size. In the event the Fund were to become too small to be considered economically viable, the Board of Directors might consider alternatives to continuing the Fund's operations, ranging from merger of the Fund with another investment company to liquidation of the Fund. Under current conditions the Fund does not foresee that it will become an uneconomical venture by virtue of diminished size. Therefore, the Fund has no plans to pursue such alternatives at this time, and any such merger or liquidation would require stockholder approval.

    (e) Elimination of Discount. The fact that stockholders who wish to realize the value of their shares will be able to do so by redemption will eliminate any market discount from net asset value (less the temporary redemption fee). It will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value. If this Proposal is approved by the stockholders, the discount may be reduced prior to the date of any conversion to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of a prospective open-ending. Indeed, the Fund's discount declined to approximately 5% within a week of the announcement of the proposed conversion (from an average of approximately 17% in the four weeks prior to such announcement).

    (f) Dividend Reinvestment Plan. The Fund intends to continue to provide the opportunity for stockholders to receive income dividends and capital gains distributions in cash or, at no charge to stockholders, in shares of the Fund. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at net asset value, rather than, as is currently the case, at market value (if Fund shares are trading at a discount from net asset value) or at the greater of net asset value or 95% of market value (if Fund shares are trading at or above net asset value).

    (g) Portfolio Management. Unlike open-end funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet net redemptions. Most open-end funds maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, resulting in an increase in transaction costs and portfolio turnover. Nevertheless, the Adviser does not expect significant changes in the Fund's investment policies or procedures as a result of open-ending.

    (h) Illiquid Securities. An open-end investment company is subject to the 1940 Act requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable. The Fund is currently subject to a limitation on such "illiquid securities" of 25% of total assets, although the Fund currently has, and historically generally has had, less than 15% of its net assets invested in illiquid securities. If the Fund is converted to an open-end form, it will be limited to no more than 15% in illiquid securities.

    (i) Senior Securities and Borrowings. The 1940 Act prohibits open-end funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock, whereas open-end investment companies may not issue preferred stock. This greater ability to issue senior securities may give closed-end investment companies more flexibility than open-end funds in "leveraging" their investments. To date, the Fund has not leveraged its assets.

    As discussed above, the Board of Directors has approved and is recommending to the stockholders for their approval an amendment to the Fund's fundamental investment restrictions which would provide that the Fund may not borrow money except from banks and only if immediately after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund. The Fund does not currently intend to utilize leverage after conversion to open-end form.

    (j) Shareholder Services. If this Proposal is approved, various services will be made available to stockholders. These will include participation in an exchange privilege that allows stockholders to exchange their shares for shares of the same class of other mutual funds in the Adviser's mutual fund complex, the use of the Fund for retirement plans, and permitting stockholders to effect exchange and redemption transactions by telephone. The cost of such services will normally be borne by the Fund rather than by individual stockholders.

    (k) Rule 12b-1 Distribution Plan. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. If the Fund is converted to open-end form, the Fund will adopt a distribution plan pursuant to Rule 12b-1 in order to reimburse the Principal Underwriter for costs incurred by it in distributing the shares of the Fund. Further, if stockholders approve this Proposal, the Fund's currently outstanding shares will be reclassified as Class A shares and the proposed Rule 12b-1 distribution plan would apply to that class. In addition, if stockholders approve this Proposal, the Fund will implement Rule 12b-1 distribution plans for the proposed Class B shares and Class C shares of the Fund.

    (l) Minimum Investment and Involuntary Redemptions. If the Fund is converted to open-end form, in order to reduce the administrative burdens incurred in monitoring numerous small accounts it will adopt requirements that an initial investment in Fund shares equal at least $250 and any subsequent investment (other than upon the reinvestment of dividends or distributions) be in a minimum amount of $50. The Fund expects to redeem all the shares of any stockholder whose account has remained below $200 in value for at least 90 days. Stockholders will receive 60 days' written notice to increase the account value before the account is closed. The Fund would be permitted to waive or reduce these minimums for certain retirement plans or custodial accounts for the benefit of minors. The minimum initial investment requirement will not apply to stockholders holding shares at the time of conversion.

    (m) Qualification as a Regulated Investment Company. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), after conversion to open-end form. Such qualification will allow the Fund to continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that are distributed to stockholders. To so qualify, the Fund must meet several requirements, one of which is that not more than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities, options or futures contracts held for less than three months. The Adviser anticipates that the Fund would continue to be able to meet this requirement after the conversion. No assurance exists, however, that this requirement would be met under all possible circumstances, particularly if the Fund is required to sell recently acquired portfolio securities because of unexpectedly large net redemptions or large influxes of cash followed within a short time by significant redemptions.

    (n) Stock Certificates. As discussed below under "Amendment and Restatement of Articles of Incorporation," if this Proposal is approved each certificate representing shares of the Fund as a closed- end investment company will automatically represent the same number of Class A shares of the Fund as an open-end investment company. Each current stockholder will have the right to exchange his old certificates for new certificates as an open-end fund or to surrender the certificates and have the shares maintained in book-entry form by the Fund's transfer agent.

CONVERSION TO OPEN-END FORM

  Since shares of an open-end investment company are offered on a continuous basis, the Board of Directors has approved a Distribution Services Agreement between the Fund and the Principal Underwriter to take effect at the time of the conversion. The conversion will not be implemented until after a registration statement under the Securities Act of 1933, as amended, allowing the continuous offering of shares of the Fund becomes effective.

  Although the Fund will use all practicable measures to keep costs at a minimum, certain costs will be incurred, many of which will be nonrecurring, in connection with the change from a closed-end to an open-end investment company, including costs associated with the preparation of a registration statement and prospectuses as required by federal securities laws (including printing and mailing costs) and the payment of fees under state securities laws. The Fund estimates that these additional costs, which will be paid by the Fund, will be approximately $300,000, or approximately 0.30% of the Fund's current net asset value. It is anticipated that substantially all of these costs will be incurred by the Fund prior to the effective date of the conversion.

  In the opinion of Seward & Kissel, counsel to the Fund, neither the Fund nor its stockholders will realize any gain or loss for tax purposes upon the Fund's conversion, and the conversion will not affect a stockholder's holding periods or adjusted tax bases in his or her shares of the Fund. Such opinion is based upon the view that the conversion does not, for federal income tax purposes, involve the exchange or disposition of a stockholder's holdings in the Fund or, even if the conversion were deemed to be such an exchange, the exchange would not be a taxable event. A stockholder who redeems shares of the Fund after the conversion would recognize a gain or loss to the extent that the redemption proceeds are greater or less than the stockholder's adjusted tax bases in the shares. The gain or loss would be capital gain or loss if the redeemed shares had been held as a capital asset and would be long-term capital gain or loss if the redeemed shares had been held for more than one year on the date of redemption. Payment for redemptions is made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures specified in the open-end fund prospectus). Such payment may be postponed, or the right of redemption suspended, at times (a) when the Exchange is closed for other than weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits. The Fund reserves the right to pay for redeemed shares "in kind" if, in the opinion of the Adviser, such a redemption would be advisable. In such event, a stockholder would receive portfolio securities held by the Fund and would incur transaction costs in disposing of the securities received. The Fund has no current intention to redeem shares in kind.

AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

  If the proposed conversion to open-end form is approved, the conversion will be accomplished by amending and restating the Articles of Incorporation of the Fund to authorize the issuance of redeemable securities at net asset value, to provide that the Fund's shares will be redeemable at the option of the stockholders and to otherwise reflect the change to open-end form. In connection with implementation of the Multiple Distribution System, certain technical amendments to the Articles of Incorporation of the Fund will be necessary in order to authorize the Fund to reclassify shares outstanding at the time of the conversion as Class A shares, and to reclassify certain unissued shares as Class B shares, Class C shares or Advisor Class shares. In connection with the amendment and restatement to the Articles of Incorporation, the Board of Directors will make certain conforming changes to the By-Laws. A copy of the proposed Articles of Amendment and Restatement, which will amend and restate the Charter of the Fund and thereby reflect the amendments contemplated by this Proposal, is attached hereto as Exhibit A.

  The stockholders are being asked to approve an amendment to the Articles of Incorporation providing that the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast constitutes a quorum for a meeting of stockholders. Currently, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast constitutes a quorum at stockholder meetings. This amendment would bring the Fund's quorum requirements in line with those of the other open-end investment companies managed by the Adviser.

  Among the other amendments to the Articles of Incorporation the stockholders are being asked to approve are the elimination of certain provisions that are intended to have the effect of limiting (a) the ability of other entities and persons to acquire control of the Fund, (b) the freedom of the Fund to engage in certain transactions, and (c) the ability of the Board of Directors or stockholders to amend the Articles of Incorporation or effect changes in the management of the Fund. These amendments would remove provisions that limit the Fund's ability to consolidate with or merge with or into another corporation or to liquidate or dissolve. Under the Articles of Incorporation, the affirmative vote of 75% (which is higher than the percentage otherwise required under Maryland law or the 1940 Act) of the votes entitled to be cast by stockholders is required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the "continuing directors" (as defined in the Articles of Incorporation). The affirmative vote of 75% of the votes entitled to be cast by stockholders also is generally required to authorize certain transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund, or to amend the provisions of the Articles of Incorporation relating to such transactions.

  In addition, the stockholders are being asked to approve an amendment to the Articles of Incorporation that would eliminate the requirement that a Director be removed only by the affirmative vote of 75% of the votes entitled to be cast for the election of Directors. This is higher than the majority vote otherwise required under the Maryland Law. Moreover, the stockholders are being asked to approve an amendment to the Articles of Incorporation to declassify the Board of Directors. Currently, the Board of Directors is divided into three classes. Upon the expiration of the term of office of each class, the Directors in that class are elected for a term of three years to succeed the Directors whose terms of office had expired. The amendment also would eliminate the requirement that the number of Directors may not exceed twenty.

  The provisions described in the preceding two paragraphs, which may be regarded as "anti-takeover" provisions, were intended to have the effect of making it more difficult and time-consuming to change majority control of the Board of Directors without its consent and thus to reduce the Fund's vulnerability to an unsolicited takeover proposal and to deter changes in control of the Fund. The conversion of the Fund to open-end form would eliminate the need for these precautionary measures. Therefore, the Board of Directors has considered and unanimously approved, subject to stockholder approval of this Proposal, amendments to the Articles of Incorporation eliminating these provisions.

MODIFICATION OF INVESTMENT RESTRICTION

  As noted above, open-end investment companies are precluded from incurring debt other than borrowings from banks not in excess of the 1940 Act's 300% asset coverage limitations. If the Fund converts to open-end form, its investment restriction governing borrowings and the issuance of senior securities will have to be modified. This investment restriction is deemed fundamental, which means it may not be changed without the approval of a "majority of [the Fund's] outstanding voting securities," as defined in the 1940 Act.

  The proposed modification to the investment restriction is set forth below. If this Proposal is approved, the modification will become effective upon conversion of the Fund to open-end form. The Adviser does not anticipate that the modification will materially change the current investment practices of the Fund. (In the paragraph below, which sets forth the proposed modification to the Fund's investment restriction concerning borrowing, material to be added is underscored and that to be deleted is in brackets.)

    The Fund will not borrow money or issue senior securities, except that the Fund may borrow (I) from a bank [or other entity in a privately arranged transaction for (i) the repurchase and/or tenders for its shares,] if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (ii) FOR temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund.

APPROVAL OF ADVISORY AGREEMENT

  The Adviser. The Adviser is an Exchange-listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105. It has been retained under an Investment Management and Administration Agreement (the "Management Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Board of Directors of the Fund.

  The Adviser is a leading international investment manager supervising client accounts with assets as of March 31, 1997 of more than $182 billion (of which more than $66 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of March 31, 1997, the Adviser managed employee benefit assets for 31 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of five domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paolo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. Fifty-two registered investment companies comprising 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

  Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA-UAP, a French insurance holding company. As of March 1, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 58% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of March 1, 1997, approximately 33% and 9% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including an employee of the Adviser who serves as a Director of the Fund. Certain information concerning the Directors and principal executive officers of ACMC and the ownership of ECI is provided below under "Information as to the Fund's Principal Officers and the Adviser."

  Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

  Management Agreement. Under the Management Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Board of Directors to serve as the officers of the Fund. For the fiscal year ended October 31, 1996, the Adviser received fees from the Fund of $1,073,769 pursuant to the Management Agreement. Pursuant to a Shareholder Inquiry Agreement, Alliance Fund Services, Inc. ("AFS"), a wholly owned subsidiary of the Adviser, received reimbursement from the Fund during the fiscal year ended October 31, 1996 of $2,106 relating to shareholder servicing costs. The Fund did not pay brokerage commissions during its most recent fiscal year to any broker that is an affiliated person of the Fund or the Adviser or to any affiliated person of any such person.

  The Management Agreement is terminable without penalty by a vote of a "majority of [the Fund's] outstanding voting securities" (as defined in the 1940 Act), or by a vote of a majority of the Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and automatically terminates in the event of its assignment. The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

  The Management Agreement, which was approved by the stockholders of the Fund at a meeting held on March 31, 1992 in anticipation of the termination of a prior management agreement due to a technical "assignment" thereof, became effective on July 22, 1992. The Management Agreement has continued in effect since 1992 and by its terms is to continue in effect for successive twelve-month periods (computed from each January 1), provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding voting securities of the Fund or by the Board of Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined by the 1940 Act.

  Advisory Agreement. On April 23, 1997, the Board of Directors, unanimously approved an advisory agreement between the Fund and the Adviser (the "Advisory Agreement") the terms of which are similar to the terms of the Management Agreement, except as discussed below. If this Proposal is approved by the stockholders, the Management Agreement will be terminated and the Advisory Agreement will become effective upon the conversion of the Fund to open-end form. The form of Advisory Agreement (with additions to the Management Agreement shown by underscoring and deletions therefrom shown in brackets) is attached hereto as Exhibit B.

  Under the Advisory Agreement, the advisory fee payable to the Adviser by the Fund would be accrued daily and paid monthly at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. The rate of the advisory fee under the Management Agreement is the same as the rate under the Management Agreement except that under the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate computed upon the Fund's average weekly net assets.

  Under the Management Agreement the Adviser provides, and under the Advisory Agreement the Adviser would provide, personnel to render such clerical, accounting, administrative, and other non-advisory services to the Fund as would be requested from time to time by the Fund. The terms of the Advisory Agreement, like those of the existing advisory agreements between the Adviser and the other open-end funds sponsored by the Adviser, provide for the Fund to pay the Adviser the cost of such personnel. Nonetheless, the Adviser has undertaken with the Board of Directors, subject to subsequent notice to the Board, not to seek reimbursement from the Fund for such personnel, thereby waiving, for an indefinite period of time, the Adviser's right to such payments. The Management Agreement contains a similar provision and the Fund has never made payments to the Adviser pursuant thereto.

  The Advisory Agreement contains provisions not found in the Management Agreement that accommodate the possible creation of additional investment portfolios of the Fund and the adoption of the Multiple Distribution System, including the adoption of a Rule 12b-1 distribution plan. The Fund does not have any current plans to establish additional investment portfolios.

ESTABLISHMENT OF MULTIPLE DISTRIBUTION SYSTEM

  At its April 23, 1997 meeting, the Board of Directors unanimously approved the establishment of a Multiple Distribution System upon the conversion of the Fund to open-end form, and, in connection therewith, approved and declared advisable (a) an amendment to the Articles of Incorporation of the Fund classifying the authorized shares of the Fund into four classes, (b) the adoption of a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") and (c) a Distribution Services Agreement (the "Distribution Agreement") to be entered into between the Fund and the Principal

Underwriter. Rule 12b-1 under the 1940 Act regulates the circumstances under which an open-end fund may, directly or indirectly, bear the expenses of distributing its shares. The Multiple Distribution System will be implemented only if this Proposal is approved at the Meeting. The Board of Directors recommends the Multiple Distribution System and Rule 12b-1 Plan to the stockholders for approval. The Distribution Agreement does not require, and is not being submitted for, stockholder approval.

  The Multiple Distribution System would enable the Fund to offer investors the option of purchasing shares subject to varying fee arrangements. The shares to be offered by the Fund to retail investors, Class A shares, Class B shares and Class C shares, would enhance the attractiveness of the Fund by permitting investors to select the distribution option that is most suited to their particular circumstances. A fourth class of shares, Advisor Class shares, would be available only to limited categories of investors, including certain fee-based program participants, self-directed defined contribution retirement plans, certain registered investment advisers and other financial intermediaries and their clients, investment advisory clients of the Adviser and the directors and trustees of the registered investment companies sponsored by the Adviser. The Board of Directors has adopted a plan pursuant to Rule 18f-3 under the 1940 Act which would govern the issuance and sale of these four classes of shares.

  If the Multiple Distribution System is implemented, the Fund would classify all shares outstanding at the time of the conversion of the Fund to open-end form, and shares sold in the future subject to a front-end sales charge, as Class A shares, and would create three new classes of shares, Class B, Class C and Advisor Class. Thereafter, the Fund would offer four classes of shares:
(a) Class A shares, subject to a front-end sales charge or a 1% contingent deferred sales charge ("CDSC") in certain circumstances (except that no sales charge would be imposed with respect to Class A shares classified as such at the time of the conversion) and a distribution services fee of up to .30% (annualized on aggregate daily net assets); (b) Class B shares, subject to a CDSC and a distribution services fee of up to 1% (correspondingly annualized) until conversion of such shares to Class A shares after eight years; (c) Class C shares, which would not be subject to a front-end sales charge, but would be subject to a 1% CDSC for one year and to a distribution services fee of up to 1% (also correspondingly annualized) for the life of the investment; and
(d) Advisor Class shares, which would not be subject to a front-end sales charge, a CDSC or distribution services fee and would be subject to a mandatory conversion to Class A shares upon the occurrence of certain events. The four classes would each represent interests in the Fund's investment portfolio and would be otherwise identical, except that: (a) Advisor Class shares would not pay a distribution services fee; (b) the distribution services fees would be higher for Class B and Class C shares; (c) transfer agency fees would be higher for Class B and Class C shares; (d) only Class B and Advisor Class shares would have a feature providing for conversion to another class of shares; and (e) each class would have exclusive voting rights with respect to matters that affect only its interests.

  Shares of the three retail classes would be sold under a single prospectus, which would describe the Multiple Distribution System and considerations that investors may wish to bear in mind in selecting among the classes. A separate prospectus offering the Advisor Class shares would describe the eligible categories of purchasers of such shares and the different distribution arrangements that apply to those shares.

  The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares would permit retail investors to choose the method of purchasing shares that they consider most beneficial given the amount to be purchased, the length of time they expect to hold the shares, and other circumstances. Investors would be able to consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion to Class A shares, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent that differential would be offset by the higher return on Class A shares.

  Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Fund would pay to the Principal Underwriter each month a distribution services fee that will not exceed, on an annualized basis, .30 of 1% of the aggregate average daily net assets of the Fund attributable to Class A shares (including the Class A shares classified as such at the time of conversion) and 1% of the respective aggregate average daily net assets of the Fund attributable to the Class B shares and the Class C shares. With respect to the Class A shares, under the Rule 12b-1 Plan the Fund would not be obligated to pay any distribution expense in excess of the distribution services fee described above, and any distribution expenses accrued by the Principal Underwriter in one fiscal year of the Fund may not be paid from distribution services fees received from the Fund in subsequent fiscal years of the Fund. The Rule 12b-1 Plan further provides that the Adviser may make payments from its own resources, which may include the advisory fees paid by the Fund or other funds managed by the Adviser and the Adviser's other revenues, for expenditures under the Rule 12b-1 Plan. Expenses incurred by the Principal Underwriter in the distribution of Advisor Class shares would be paid by the Adviser or the Principal Underwriter from their own resources.

  If the Multiple Distribution System is implemented, the Rule 12b-1 Plan would continue in effect from year to year with respect to each retail class, provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of the stockholders of that class, and in either case by the Directors who are not "interested persons" of the Fund and who have no financial interest in the Rule 12b-1 Plan or any related agreement (the "Independent Directors"), pursuant to a vote cast in person at a meeting called for that purpose. If the Rule 12b-1 Plan were terminated with respect to a class, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class. Each class of shares would have exclusive voting rights with respect to the provisions of the Rule 12b-1 Plan that are applicable to that particular class.

  Under the Rule 12b-1 Plan, the Treasurer of the Fund would furnish the Directors with quarterly statements of distribution revenues and expenditures. These statements will set forth distribution revenues and expenditures with respect to Class A, Class B and Class C shares of the Fund. In the statements, and on the books of the Fund, only distribution expenditures properly attributable to the sale of a particular class will be allocated against the distribution services fee charged to that class. Distribution expenses attributable to the sale of all four classes of shares will be allocated to a class of shares based upon the ratio in which the sales of shares of that class bears to the sales of all four classes, although, as discussed above, any distribution expenses allocated to the Advisor Class shares will not be paid by the Fund.

  The Rule 12b-1 Plan provides that it may not be amended to increase materially the distribution costs that a class may bear without stockholder approval and that any material amendments of the Plan must be approved by the Board of Directors or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of that class, and in either case by the Independent Directors, by vote cast in person at a meeting called for that purpose.

  The Rule 12b-1 Plan would be terminable by the Fund with respect to a class without notice or penalty at any time by vote of a majority of the Independent Directors or by vote of the holders of a majority of the outstanding voting securities of such class, or by the Principal Underwriter with respect to any class upon 60 days' written notice to the Fund.

  The Board of Directors, in approving the Rule 12b-1 Plan, determined that there is a reasonable likelihood that it will benefit the Fund and each of Class A, Class B and Class C thereof and the stockholders. In making their determination to adopt the Rule 12b-1 Plan, the Directors considered the following factors: (a) the need to consult independent counsel or experts to assist them in reaching a determination whether to adopt the Rule 12b-1 Plan;
(b) the nature of the problems or circumstances that make implementation of the Rule 12b-1 Plan necessary or appropriate and the causes of such problems or circumstances; (c) the way in which the Rule 12b-1 Plan would address these problems or circumstances and how it would be expected to resolve or alleviate them, including the nature and approximate amount of the anticipated expenditures, the relationship of such expenditures to the overall cost structure of the Fund, the nature of the anticipated benefits, and the time it would take for those benefits to be achieved; (d) the merits of possible alternative plans; (e) the interrelationship between the Rule 12b-1 Plan and the activities of any other person who would finance distribution of the Fund's shares, including whether any payments by the Fund to any such other person will be made in such a manner as to constitute the indirect financing of distribution by the Fund; (f) the possible benefits of the Rule 12b-1 Plan to any other person relative to those expected to inure to the Fund; and (g) the effect of the Rule 12b-1 Plan on the Fund's existing stockholders.

  Operation of the Multiple Distribution System. Class A shares would be sold at net asset value plus a conventional front-end sales load. Class B and Class C shares would be sold at net asset value without the imposition of a sales load at the time of purchase. The purpose of the Class B conversion feature is to relieve the holders of Class B shares from the burden of the higher ongoing distribution fees in those instances where the shares have been outstanding for a time period sufficient for the Principal Underwriter to have been compensated to a large extent for distribution expenses related to the shares. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. Class C shares will not convert to any other class and will, therefore, under the Rule 12b-1 Plan always be subject to an annual 1% distribution services fee.

  Advisor Class shares would be sold at net asset value without the imposition of a sales charge at the time of purchase or redemption. Advisor Class shares will automatically convert to Class A shares in the event an investor who owns Advisor Class shares ceases to participate in an eligible fee-based program or plan, ceases to be associated with an eligible investment adviser or financial intermediary, or if the stockholder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class prospectus.

  The exchange privileges of each class of shares would also differ. Each class of shares offered by the Fund will be exchangeable, at any time and without the imposition by the Fund or the Principal Underwriter of a sales charge (or, subject to the temporary 2% redemption fee discussed above, other fee), for the same class of shares offered by other mutual funds sponsored by the Adviser.

  The net asset value per share of Class A shares, Class B shares, Class C shares and Advisor Class shares would be determined separately. Income or gain from investments by the Fund and general expenses and liabilities of the Fund will be allocated to each class based on the net asset value of each class. Distribution expenses and transfer agency expenses and liabilities allocable to a particular class will be allocated to that class. Because the distribution fees and transfer agency expenses allocable to the Class B shares and Class C shares will be higher than those for the Class A shares and Advisor Class shares, the net asset value of Class B shares and Class C shares may be lower than that of the Class A shares and Advisor Class shares, and dividends per share on Class B shares and Class C shares are expected to be less than those on Class A shares and Advisor Class Shares.

  The Multiple Distribution System would provide retail investors with the option of purchasing shares of the Fund pursuant to a traditional front-end sales load method or pursuant to several different fee arrangements. This system addresses the differing requirements and preferences of potential retail investors and allows each investor to choose the option that is most beneficial under the circumstances. For example, if an investor qualifies for a significant discount of the front-end sales load, the investor may prefer to purchase Class A shares rather than pay the higher distribution fee applicable to Class B or Class C shares. If an investor does not qualify for a discount, the investor may prefer to invest in Class B or Class C shares and defer the payment of a sales charge. On the other hand, if such an investor anticipates holding the shares for an extended period of time, it may be more beneficial for the investor to pay the initial sales charge applicable to Class A shares than to be subject to the higher distribution fee applicable to Class B and Class C shares. If an investor qualifies as an eligible purchaser for Advisor Class shares, the investor may choose to purchase these shares and avoid paying a sales charge at the time of purchase or redemption.

  If the Fund converts to open-end form, the Board of Directors expects the Multiple Distribution System to help attract new investors to the Fund by creating multiple purchase method choices, which will benefit all of the Fund's stockholders by decreasing the Fund's operating expenses per share. It is also believed that the Multiple Distribution System will help to discourage redemptions to a certain extent. In addition, adoption of the Multiple Distribution System will enable the Fund to compete with other mutual funds that offer similar multiple distribution arrangements.

  If the Multiple Distribution System is implemented, it is contemplated that the amendment to the Fund's Articles of Incorporation referred to above will become effective upon the filing of Articles of Amendment and Restatement in the form attached hereto as Exhibit A. The Rule 12b-1 Plan is incorporated into the Distribution Agreement. A copy of the provisions of the Distribution Agreement that constitute the Rule 12b-1 Plan is attached hereto as Exhibit C.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE CONVERSION OF THE FUND TO AN OPEN-END INVESTMENT COMPANY.

  Under the Fund's Articles of Incorporation, amendments to the Fund's Articles of Incorporation must be approved by the holders of a majority of the Fund's outstanding shares. However, the Fund's Articles of Incorporation provide that the conversion of the Fund from a closed-end investment company to an open-end investment company and the elimination of the "anti-takeover" provisions described above requires the approval of 75% or more of the outstanding shares. Accordingly, as all of the matters discussed above are to be acted upon as a single proposal, adoption of Proposal One will require the vote of 75% or more of the outstanding shares of the Fund. This vote is higher than the 1940 Act requirement that would otherwise be necessary for the modification of an investment restriction and the approval of the Advisory Agreement and the Rule 12b-1 Plan. If Proposal One is not adopted the Fund will continue to operate as a closed-end fund, the current provisions of the Articles of Incorporation and the Management Agreement will remain in effect, and the Board of Directors will consider what further actions, if any, may be appropriate.

                                 PROPOSAL TWO

                             ELECTION OF DIRECTORS

  If Proposal One is approved, then at the Meeting the stockholders will be asked to elect seven Directors to office for a term of indefinite duration and until their successors are elected and qualified. If Proposal One is not approved, then at the Meeting the stockholders will be asked to elect the three Directors in Class Three to serve for a term of three years and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed Proxy Card to nominate and vote in favor of the election of the persons named below.

  Pursuant to the Articles of Incorporation and By-Laws of the Fund, the Board of Directors has been divided into three classes. The term of office of Class Three expires as of the Meeting, that of Class One will expire as of the annual meeting of stockholders to be held in 1998 and that of Class Two will expire as of the annual meeting of stockholders to be held in 1999. Upon expiration of the terms of office of each class as set forth above, those persons then elected as Directors in that class would serve until the third annual meeting of stockholders following their election. Messrs. John H. Dobkin, W.M. Henderson and Stig Host are members constituting Class Three; Messrs. David H. Dievler and Alan Stoga are the members constituting Class One; and Messrs. John D. Carifa, Richard M. Lilly, and Robert C. White are the members constituting Class Two.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management. If Proposal One is approved, however, the stockholders will be asked to elect seven Directors to office for a term of indefinite duration and until their successors are elected and qualified. If Proposal One is approved, the stockholders would not be asked to elect Mr. Robert C. White as a Director, as it is anticipated that, consistent with the retirement policies of the open-end funds sponsored by the Adviser, he would then retire as a Director. If Proposal One is not approved, it is anticipated that Mr. White would continue to serve as a Director who is a member of Class Two.

  Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result it may be difficult for U.S. investors to effect service of process upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws. The Fund has been advised that there is substantial doubt as to the enforceability in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws. Also, it is unclear if extradition treaties now in effect between the United States and the United Kingdom would subject these Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Directors is set forth below.

 NAME, POSITIONS AND OFFICES
       WITH THE FUND,                                  NUMBER OF SHARES
 AGE, PRINCIPAL OCCUPATIONS      YEAR                 BENEFICIALLY OWNED
           DURING               FIRST    YEAR TERM       DIRECTLY OR
THE PAST FIVE YEARS AND OTHER  BECAME A AS DIRECTOR    INDIRECTLY AS OF
        DIRECTORSHIPS          DIRECTOR WILL EXPIRE*     MAY 16, 1997
-----------------------------  -------- ------------  ------------------
  ** John D. Carifa, Chairman    1990       1999            2,000
     and President, 52.                  (Class Two)
     President, Chief
     Operating Officer and a
     Director of ACMC.
***+ David H. Dievler, 67.       1990       1998              800
     Independent Financial               (Class One)
     Consultant. Formerly a
     Senior Vice President of
     ACMC and Chairman of the
     Board of the Fund.
***+ John H. Dobkin, 55.         1992      2000++             -0-
     President of Historic              (Class Three)
     Hudson Valley (historic
     preservation) since 1990.
     He was formerly Director
     of the National Academy
     of Design. From 1987 to
     1992, he was a Director
     of the general partner of
     the Adviser.
***+ W.H. Henderson, 70.         1990      2000++             733
     Retired oil company                (Class Three)
     executive and independent
     oil and gas consultant.
     Director of Fidelity
     Japan OTC and Regional
     Markets Fund.
***+ Stig Host, 70. Chairman     1990      2000++             830
     and Director of Kriti              (Class Three)
     Exploration, Inc. (oil
     and gas exploration and
     production), Managing
     Director of Kriti Oil and
     Minerals, N.V., Chairman
     of Kriti Properties and
     Development Corporation
     (real estate), Chairman
     of International Marine
     Sales, Inc. (marine
     fuels), Director of
     Florida Fuels, Inc.
     (marine fuels), President
     of Alexander Host
     Foundation and Trustee of
     the Winthrop Focus Funds.

----------------
* If Proposal One is approved, the terms of the Directors would be of an indefinite duration.
** "Interested person," as defined in the 1940 Act, of the Fund because of affiliation with the Adviser.
*** Member of the Audit Committee.
+   Member of the Nominating Committee.
++  If re-elected at the Meeting and Proposal One is not approved.

NAME, POSITIONS AND OFFICES WITH
           THE FUND,                                     NUMBER OF SHARES
   AGE, PRINCIPAL OCCUPATIONS       YEAR                BENEFICIALLY OWNED
             DURING                FIRST    YEAR TERM      DIRECTLY OR
 THE PAST FIVE YEARS AND OTHER    BECAME A AS DIRECTOR   INDIRECTLY AS OF
         DIRECTORSHIPS            DIRECTOR WILL EXPIRE*    MAY 16, 1997
--------------------------------  -------- ------------ ------------------
***+ Richard M. Lilly, 67.          1992       1999           1,000
     President and Chief                    (Class Two)
     Executive Officer of Esso
     Italiana, S.p.A. from 1990
     to 1992. From 1985 to 1989,
     he was President and Chief
     Executive Officer of Esso
     Europe-Africa Services and,
     previously, affiliated in
     other capacities with Exxon
     Corporation since 1957.
***+ Alan Stoga, 46. President      1992       1998             -0-
     of Ruder-Finn-Stoga, L.L.C.,           (Class One)
     Managing Director and a
     member of the Board of
     Directors of Kissinger
     Associates, Inc. He is also
     the President and General
     Partner of Zemi Investments,
     L.P.
***+ Robert C. White, 76.           1990       1999             900
     Currently an independent               (Class Two)
     consultant. Formerly a Vice
     President and Chief
     Financial Officer of the
     Howard Hughes Medical
     Institute. Prior to 1985 he
     was Assistant Treasurer of
     Ford Motor Company.

--------
  * If Proposal One is approved, the terms of the Directors would be of an indefinite duration.
*** Member of the Audit Committee.
  + Member of the Nominating Committee.
 ++ If re-elected at the Meeting and Proposal One is not approved.

  Alliance has instituted a policy applicable to all the Directors of the funds in the Alliance Fund Complex contemplating that each such Director will invest, before the end of 1997, a specific minimum total amount of as much as $150,000 in shares of funds in the Alliance Fund Complex on whose boards the Director serves, including, for Directors of the Fund, a total of at least $10,000 in shares of the Fund.

  During the fiscal year ended October 31, 1996, the Board of Directors met five times, the Audit Committee met twice for the purposes described below in Proposal Three and the Nominating Committee did not meet. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the fiscal year ended October 31, 1996, the aggregate compensation paid to each of the Directors during the calendar year 1996 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                           TOTAL NUMBER OF FUNDS
                                                           IN THE ALLIANCE FUND
                                        TOTAL COMPENSATION  COMPLEX, INCLUDING
                            AGGREGATE   FROM THE ALLIANCE  THE FUND, AS TO WHICH
                          COMPENSATION    FUND COMPLEX,      THE DIRECTOR IS A
    NAME OF DIRECTOR      FROM THE FUND INCLUDING THE FUND  DIRECTOR OR TRUSTEE
    ----------------      ------------- ------------------ ---------------------
John D. Carifa...........    $     0         $      0                50
David H. Dievler.........    $ 4,900         $182,000                43
John H. Dobkin...........    $ 4,900         $121,250                30
W.H. Henderson...........    $10,500         $ 31,750                 5
Stig Host................    $10,500         $ 31,750                 5
Richard M. Lilly.........    $10,500         $ 31,750                 5
Alan Stoga...............    $10,500         $ 31,750                 5
Robert C. White..........    $ 4,900         $130,750                11

  As of May 16, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                PROPOSAL THREE

                           RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

  The Board of Directors recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the fiscal year ending October 31, 1997. Their selection was unanimously approved by the vote, cast in person, of the Directors at the meeting held on April 23, 1997. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of the Fund since the Fund's commencement of operations in 1990 and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

  The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of Ernst & Young LLP to discuss the scope of the independent accountants' engagement and to review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS
                                AND THE ADVISER

  The principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by the Adviser.

  John D. Carifa, 52, Chairman of the Board and President (see Proposal Two, Election of Directors, at page 20 for biographical information).

  Mark H. Breedon, 44, Vice President-Investments, is a Vice President of ACMC and a Director and Senior Vice President of Alliance Capital Limited ("ACL"), with which he has been associated since prior to 1992.

  Francis P. Reeves, 23, Vice President, is a Vice President of ACL with which he has been associated since March 1996. Prior thereto, he was an investment adviser for Citibank and an assistant trader of Mitsubishi Finance International.

  Jeremy R. Kramer, 35, Vice President-Investments, is a Vice President of ACMC with which he has been associated since 1993. Previously, he was a securities analyst with Neuberger & Berman.

  Daniel V. Panker, 58, Vice President, is a Senior Vice President of ACMC, with which he has been associated since prior to 1992.

  Mark D. Gersten, 46, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS, with which he has been associated since prior to 1992.

  Edmund P. Bergan, Jr., 47, Secretary, is a Senior Vice President and the General Counsel of the Principal Underwriter and of AFS, with which he has been associated since prior to 1992.

  The Directors of ACMC are Messrs. Dave H. Williams, Luis J. Bastida, Claude Bebear, James M. Benson, Bruce W. Calvert, John D. Carifa, Henri de Castries, Kevin C. Dolan, Denis Duverne, Alfred Harrison, Jean-Pierre Hellebuyck, Benjamin D. Holloway, Joseph J. Melone, Peter D. Noris, Frank Savage, Jerry M. de St. Paer, Robert B. Zoellick and Mses. Madelon DeVoe Talley and Reba White Williams.

  Mr. Williams is the chairman of the Board of Directors and Chief Executive Officer of ACMC and a Senior Executive Vice President of AXA-UAP. Mr. Bastida is the Chief Financial Officer of Banco Bilbao Vizcaya, S.A. Mr. Bebear is the Chairman of the Executive Board of AXA-UAP and Chairman of ECI. Mr. Benson is a Senior Executive Vice President and the Chief Operating Officer of ECI, the President and Chief Executive Officer of Equitable and a Senior Executive Vice President of AXA-UAP. Mr. Calvert is a Vice Chairman and the Chief Investment Officer of ACMC. Mr. Carifa is the President and Chief Operating Officer of ACMC. Mr. de Castries is a Senior Executive Vice President of AXA-UAP and a Vice Chairman of ECI. Mr. Dolan is the Chief Executive Officer of AXA Asset Management (France). Mr. Duverne is a Senior Vice President of AXA-UAP. Mr. Harrison is a Vice Chairman of ACMC. Mr. Hellebuyck is Chairman of the Board of Directors of AXA Asset Management (Europe). Mr. Holloway is a financial consultant. Mr. Melone is the President and Chief Executive Officer of ECI, the Chairman of the Board of Directors of Equitable and a Senior Executive Vice President of AXA-UAP. Mr. Noris is an

Executive Vice President and the Chief Investment Officer of ECI and Equitable. Mr. Savage is the Chairman of Alliance Capital Management International. Mr. de. St. Paer is a Senior Executive Vice President and the Chief Financial Officer of ECI and an Executive Vice President of Equitable. Mr. Zoellick is the Executive Vice President of the Federal National Mortgage Association. Ms. Devoe Talley is Commissioner of the Port Authority of New York and New Jersey. Ms. Williams is the Director of Special Projects for ACMC.

  The address of Messrs. Calvert, Carifa, Savage and Williams and Dr. Williams is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Benson, de St. Paer and Melone is c/o The Equitable Life Assurance Society of the United States, 787 Seventh Avenue, New York, New York 10019. The address of Mr. Harrison is c/o Alliance Capital Management L.P., 3600 Piper Jaffray Tower, Minneapolis, Minnesota 55402. The address of Mr. Hellebuyck is c/o AXA, 50 Rue du Colisee, Paris, France 75008. The address of Mr. Holloway is c/o Continental Companies, 3250 Mary Street, Miami, Florida 33133. The address of Ms. Talley is 876 Park Avenue, New York, New York 10021. The address of Mr. Bastida is c/o Banco Bilbao Vizcaya, P. Castellana, 81, 25 28046 Madrid, Spain. The address of Messrs. Bebear, de Castries, Dolan, Duverne and Noris is c/o AXA, 50 Rue du Colisee, Paris, France 75008. The address of Mr. Zoellick is c/o Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington D.C. 20016.

  As of March 1, 1997, AXA-UAP and its subsidiaries owned 60.7% of the issued and outstanding shares of the capital stock of ECI. ECI is a public company with shares traded on the Exchange. AXA-UAP, a French company, is the holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities, principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

  Based on information provided by AXA-UAP, on March 1, 1997, 22.5% of the issued ordinary shares (representing 33.0% of the voting power) of AXA-UAP were controlled directly and indirectly by Finaxa, a French holding company. As of March 1, 1997, 61.4% of the shares (representing 72.0% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.9% of the shares, representing 40.0% of the voting power), and 23.7% of the shares of Finaxa (representing 14.6% of the voting power) were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa, on March 1, 1997, the Mutuelles AXA directly or indirectly controlled 26.0% of the issued ordinary shares (representing 38.1% of the voting power) of AXA-UAP. Acting as a group, the Mutuelles AXA control AXA-UAP and Finaxa.

  In November 1996, AXA offered (the "Exchange Offer") to acquire 100% of the ordinary shares ("UAP Shares") of FF10 each of Compagnie UAP, a societe anonyme organized under the laws of France ("UAP"), in exchange for ordinary shares ("Shares") and Certificates of Guaranteed Value ("Certificates") of AXA. Each UAP shareholder that tendered UAP Shares in the Exchange Offer received two Shares and two Certificates for every five UAP Shares so tendered. On January 24, 1997, AXA acquired 91.37% of the outstanding UAP Shares. AXA-UAP currently intends to merge (the "Merger") with UAP at some future date in 1997. It is anticipated that approximately 11,706,826 additional Shares will be issued in connection with the Merger to UAP shareholders who did not tender UAP Shares in the Exchange Offer. If the Merger had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.7% of the Shares (representing approximately 32.0% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 25.1% of the issued ordinary shares (representing 36.8% of the voting power) of AXA-UAP. On January 17, 1997, AXA announced its intention to redeem its outstanding 6% Bonds (the "Bonds"). Between February 14, 1997 and May 14, 1997, holders of the Bonds had the option to convert each Bond into 5.15 Shares. On May 15, 1997, each Bond still outstanding was redeemed into cash at FF1,285 plus FF9.29 accrued interest. Finaxa converted the Bonds it had owed into 2,153,308 Shares. After giving effect to the conversion of all outstanding Bonds into Shares and to the Merger as if it had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.4% of the Shares (representing 31.3% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 24.7% of the issued ordinary shares (representing 36.0% of the voting power) of AXA-UAP.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the 1940 Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the Exchange initial reports of ownership of shares and reports of changes in ownership of shares of the Fund. A report of changes in beneficial ownership on Form 4 was inadvertently filed late by Alliance on behalf of each of Messrs. Dievler and Host, Directors of the Fund, with respect to a purchase of Fund shares. In each case, the transaction occurred prior to December 1993.

                          SUBMISSION OF PROPOSALS FOR
                           MEETINGS OF STOCKHOLDERS

  If Proposal One is not approved, then proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by February 4, 1998 for inclusion in the Fund's proxy statement and form of proxy card relating to that meeting. If Proposal One is approved then the Fund will convert to open-end form and will not hold annual or other regular meetings of stockholders, in which case proposals of stockholders must be received by the Fund a reasonable time prior to the mailing of the proxy materials for a meeting of stockholders. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish, upon request and without charge, to each person to whom the proxy statement is delivered a copy of the Fund's annual report to stockholders for the fiscal year ended October 31, 1996, and, when it becomes available, which will be on or before June 30, 1997, a copy of the Fund's semi-annual report to stockholders for the six months ended April 30, 1997. To request a copy of one or both of these reports, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Karen Cheng at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

June 4, 1997
New York, New York

                                                                      EXHIBIT A

                     ARTICLES OF AMENDMENT AND RESTATEMENT
                                      OF
                    ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

  Alliance Global Environment Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, State of Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland:

  FIRST: The Charter of the Corporation is amended and as so amended is restated in its entirety by striking out article First through Ninth and inserting in lieu thereof the following:

    "FIRST:(1) The name of the incorporator is Frank I. Nasta.

             (2) The incorporator's post office address is One Battery Park Plaza, New York, New York 10004.

             (3) The incorporator is over eighteen years of age.

             (4) The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

    SECOND: The name of the corporation (hereinafter called the Corporation) is Alliance Global Environment Fund, Inc.

    THIRD:(1) The purpose for which the Corporation is formed is to conduct, operate and carry on the business of an investment company.

             (2) The Corporation may engage in any other business and shall have all powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

    FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 32 South Street, Baltimore, Maryland 21202 in care of The Corporation Trust, Incorporated. The resident agent of the Corporation in the State of Maryland is The Corporation Trust, Incorporated, 32 South Street, Baltimore, Maryland 21202, a Maryland Corporation.

    FIFTH: (1) The total number of shares of capital stock which the Corporation shall have authority to issue is twelve billion (12,000,000,000), all of which shall be Common Stock having a par value of one-tenth of one cent ($.001) per share and an aggregate par value of twelve million dollars ($12,000,000). Until such time as the Board of Directors shall provide otherwise in accordance with paragraph (1)(d) of Article SEVENTH hereof, three billion (3,000,000,000) of the authorized shares of Common Stock of the Corporation are designated as Class A Common Stock, three billion (3,000,000,000) of such shares are designated as Class B Common Stock, three billion (3,000,000,000) of such shares are designated as Class C Common Stock and three billion (3,000,000,000) of such shares are designated as Advisor Class Common Stock.

    (2) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each class of the Corporation's stock shall be determined separately from those of each other class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders of shares of the Corporation's stock may vary from class to class. Except for these differences and certain other differences hereafter set forth or provided for, each class of the

  Corporation's stock shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption of each other class of the Corporation's stock except as otherwise provided for by the Board of Directors pursuant to paragraph (1)(d) of Article SEVENTH hereof.

    (3) All consideration received by the Corporation for the issue or sale of shares of a class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof, shall irrevocably remain attributable to that class for all purposes, subject only to any automatic conversion of one class of stock into another, as hereinafter provided for, and the rights of creditors, and shall be so recorded upon the books of account of the Corporation. The assets attributable to the Class A Common Stock, the assets attributable to the Class B Common Stock, the assets attributable to the Class C Common Stock and the assets attributable to Advisor Class Common Stock shall be invested in the same investment portfolio of the Corporation.

    (4) The allocation of investment income and capital gains and expenses and liabilities of the Corporation among the Class A Common Stock, Class B Common Stock, Class C Common Stock and Advisor Class Common Stock shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be conclusive as to the allocation of investment income or capital gains, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

    (5) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Class A Common Stock, Class B Common Stock, Class C Common Stock and Advisor Class Common Stock may vary with respect to each such class to reflect differing allocations of the expenses of the Corporation among the holders of the four classes and any resultant differences between the net asset values per share of the four classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may provide that dividends shall be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period, not to exceed 72 hours, prior to the record date of the dividend.

    (6) On each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote for each share entitled to vote thereon standing in his or her name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of each of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Advisor Class Common Stock shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the class of

  Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940 (a "Plan") with respect to the class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other classes of Common Stock, but not the class of which they are holders, or with respect to any other matter that does not affect the class of Common Stock of which they are holders.

    (7) In the event of the liquidation or dissolution of the Corporation, stockholders of each class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not attributable to any particular class of stock, the assets attributable to the class less the liabilities allocated to that class; and the assets so distributable to the stockholders of any class of stock shall be distributed among such stockholders in proportion to the number of shares of the class held by them and recorded on the books of the Corporation. In the event that there are any general assets not attributable to any particular class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all classes in proportion to the net asset value of the respective classes or as otherwise determined by the Board of Directors.

    (8) (a) Each holder of stock may require the Corporation to redeem all or any part of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge or deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law) or provided for in the Charter of the Corporation. The Board of Directors may establish procedures for redemption of stock.

    (b) The proceeds of the redemption of a share (including a fractional share) of any class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share or provided for in the Charter of the Corporation.

    (c) A redemption fee of two percent (2%) of the then net asset value of Class A Common Stock shares shall be imposed with respect to any Class A Common Stock shares into which shares of the Common Stock of the Corporation have been reclassified pursuant to Article SECOND of these Articles of Amendment and Restatement that are redeemed or that are exchanged for shares of another open-end investment company sponsored by Alliance Capital Management L.P. on or before the one year anniversary date of the date on which these Articles of Amendment and Restatement become effective. The proceeds of the aforesaid redemption fee shall be retained by the Corporation. With the approval of the Board of Directors, the aforesaid redemption fee may be reduced or waived, in whole or in part, and any reductions or waivers may vary among the stockholders.

    (d) (i) The term "Minimum Amount" when used herein shall mean two hundred dollars ($200) unless otherwise fixed by the Board of Directors from time to time, provided that the Minimum Amount may not in any event exceed twenty-five thousand dollars ($25,000). The Board of Directors may establish differing Minimum Amounts for categories of holders of stock based on such criteria as the Board of Directors may deem appropriate.

    (ii) If the net asset value of the shares of a class of stock held by a stockholder shall be less than the Minimum Amount then in effect with respect to the category of holders in which the stockholder is included, the Corporation may redeem all of those shares, upon notice given to the holder in accordance with paragraph (iii) of this subsection (d), to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland.

    (iii) The notice referred to in paragraph (ii) of this subsection (d) shall be in writing personally delivered or deposited in the mail, at least thirty days (or such other number of days as may be specified from time to time by the Board of Directors) prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by first class mail, postage prepaid. The price for shares acquired by the Corporation pursuant to this subsection (d) shall be an amount equal to the net asset value of such shares, less the amount of any applicable redemption charge or deferred sales charge or other amount payable on such redemptions pursuant to the terms of issuance of such shares or imposed by the Board of Directors (to the extent consistent with applicable law) or provided for in the charter of the Corporation.

    (e) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

    (9) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Corporation or certain shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

    (10) For the purpose of allowing the net asset value per share of a class of the Corporation's stock to remain constant, the Corporation shall be entitled to declare and pay and/or credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) of the Corporation attributable to the assets attributable to that class. If the amount so determined for any day is negative, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of that class, to redeem pro rata from all the holders of record of shares of that class at the time of such redemption (in proportion to their respective holdings thereof) sufficient outstanding shares of that class, or fractions thereof, as shall permit the net asset value per share of that class to remain constant.

    (11) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right, if any, to receive a stock certificate representing fractional shares.

    (12) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

    SIXTH: The Corporation currently has seven directors. The number of directors of the Corporation may be changed pursuant to the By-Laws of the Corporation, but shall not be less than the number of directors under the Maryland General Corporation law.

    SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

      (1) In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation:

        (a) is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation;

        (b) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

        (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board may deem advisable.

        (d) is authorized to classify or to reclassify, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock. The provisions of these Articles of Incorporation (including those in Article FIFTH hereof) shall apply to each class of stock unless otherwise provided by the Board of Directors prior to issuance of any shares of that class; and

        (e) is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any class of the Corporation's stock.

      (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or of any class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto.

      (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class entitled to vote as a class on the matter shall constitute a quorum.

      (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular class or classes of the Corporation's stock, as to the charging of any liability of the Corporation to a particular class or classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

    EIGHTH: (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

    (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

    (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

    NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

  SECOND: Each share (including for this purpose a fraction of a share) of Common Stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective, shall, at such effective time, be reclassified automatically, and without any action or choice on the part of the holder, into a share (or the same fraction of a share) of Class A Common Stock. Shares of Class A Common Stock resulting from the aforesaid reclassification shall be subject, without limitation, to the redemption fee provided for in Article FIFTH, paragraph 8(c) of the Charter of the Corporation as set forth in Article FIRST of these Articles of Amendment and Restatement, subject to the reduction and waiver provisions contained therein. Outstanding certificates representing issued and outstanding shares of Common Stock immediately prior to these Articles of Amendment and Restatement becoming effective, shall upon these Articles of Amendment and Restatement becoming effective be deemed to represent the same number of shares of Class A Common Stock. Certificates representing shares of the Class A Common Stock resulting from the aforesaid reclassification need not be issued until certificates representing the shares of Common Stock so reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer with the request that a new certificate be provided. The Class A Common Stock, Class B Common Stock, Class C Common Stock and Advisor Class Common Stock shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the charter of the Corporation as herein amended and restated.

  THIRD: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all the provisions of the Charter currently in effect as herein amended. The current address of the principal office of the Corporation, the name and address of the Corporation's current resident agent are as set forth herein. The number of directors is currently set at seven and their names are John D. Carifa, David H. Dievler, John H. Dobkin, W.H. Henderson, Stig Host, Richard M. Lilly and Alan Stoga.

  FOURTH: The amendment and restatement of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders.

  FIFTH: The total number of shares of capital stock that the Corporation had authority to issue immediately prior to these Articles of Amendment and Restatement becoming effective was one hundred million (100,000,000) shares of the par value of one cent ($.01) per share and of the aggregate par value of One Million Dollars ($1,000,000) all of which shares were designated Common Stock. The total number of shares of capital stock that the Corporation has authority to issue upon these Articles of Amendment and Restatement becoming effective is twelve billion (12,000,000,000) shares, all of the par value of one-tenth of one cent ($.001) per share, and of the aggregate par value of twelve million dollars ($12,000,000). Three billion (3,000,000,000) of the authorized shares of Common Stock of the Corporation are designated as Class A Common Stock, three billion (3,000,000,000) of such shares are designated as Class B Common Stock, three billion (3,000,000,000) of such shares are designated as Class C Common Stock and three billion (3,000,000,000) of such shares are designated as Advisor Class Common Stock.

  SIXTH: These Articles of Amendment and Restatement shall become effective on
[      ], 1997 at [   ] [p.m.] Eastern Time.

                                                                       EXHIBIT B

(REVISIONS PURSUANT TO PROPOSAL ONE ARE REFLECTED BY UNDERSCORING ADDITIONS AND
                            BRACKETING [DELETIONS])

         [INVESTMENT MANAGEMENT AND ADMINISTRATION] ADVISORY AGREEMENT

                     Alliance Global Environment Fund, Inc.
                          1345 Avenue Of The Americas
                            New York, New York 10105

                             [July 22, 1992], 1997

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105

Dear Sirs:

  We, the undersigned Alliance Global Environment Fund, Inc.[,] herewith confirm our agreement with you as follows:

  1. We are [a closed] AN OPEN-end, non-diversified management investment company registered under the Investment Company Act of 1940 [(the "Act"). We propose to engage in the business of investing and reinvesting our assets in securities ("the portfolio assets") of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws,], AS AMENDED (THE "ACT"). WE ARE CURRENTLY AUTHORIZED TO ISSUE SEPARATE CLASSES OF SHARES AND OUR DIRECTORS ARE AUTHORIZED TO RECLASSIFY AND ISSUE ANY UNISSUED SHARES TO ANY NUMBER OF ADDITIONAL CLASSES OR SERIES (PORTFOLIOS) EACH HAVING ITS OWN INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS, ALL AS MORE FULLY DESCRIBED IN THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CONSTITUTING PARTS OF THE Registration Statement filed [with the Securities and Exchange Commission] ON OUR BEHALF under the Securities Act of 1933 [and the Act], AS AMENDED, AND THE ACT. WE PROPOSE TO ENGAGE IN THE BUSINESS OF INVESTING AND REINVESTING THE ASSETS OF EACH OF OUR PORTFOLIOS IN SECURITIES ("THE PORTFOLIO ASSETS") OF THE TYPE AND IN ACCORDANCE WITH THE LIMITATIONS SPECIFIED IN OUR CHARTER, BY-LAWS, REGISTRATION STATEMENT ON FORM N-1A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND THE ACT ("REGISTRATION STATEMENT"), and any representations made in our prospectus AND STATEMENT OF ADDITIONAL information, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

  2.(a) We hereby employ you to manage the investment and reinvestment of the portfolio assets as above specified [, to act as our administrator] and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b) You will make decisions with respect to all purchases and sales of the portfolio assets. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of the portfolio assets. In all purchases, sales [or] AND other transactions in the portfolio assets you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

  (c) [You will (i) at our request provide us persons satisfactory to our Board of Directors (who may be employees of you or your affiliates) to serve as our officers; (ii) provide us with the services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of our corporation, including maintaining certain books and records, such as journals, ledger accounts and other records described in Rule 31a-1 under the Act, initiating all money transfers from us to our custodian and from our account to appropriate customer accounts, and reconciling account information and balances between our custodian and registrar, transfer and dividend disbursing agent; (iii) oversee the performance of administrative services rendered to us by others, including our custodian and registrar, transfer and dividend disbursing agent; (iv) provide us with adequate office space and facilities; (v) prepare financial information for the periodic updating of our Registration Statement and for our proxy statements; (vi) prepare our tax returns, reports to our shareholders, and periodic reports to the Securities and Exchange Commission;
(vii) supervise the calculation of the net assets value of our shares of common stock; and (viii) perform such other administrative services for us as may be reasonably requested by us.

  (d).] You will report to our Board of Directors at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep us in touch with important developments affecting the portfolio assets and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in [our] THE portfolio ASSETS, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio assets as you may believe appropriate or as we reasonably may request. In making such purchases and sales of the portfolio assets, you will bear in mind the policies set from time to time by our Board of Directors as well as the limitations imposed by our [Articles of Incorporation] CHARTER and in our Registration Statement [under the Act and the Securities Act of 1933], the limitations in the Act and of the Internal Revenue Code of 1986, AS AMENDED, in respect of regulated investment companies AND THE INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS APPLICABLE TO EACH OF OUR PORTFOLIOS.

  (D)[.(e)] It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. DURING THE CONTINUANCE OF THIS AGREEMENT AND AT OUR REQUEST YOU WILL PROVIDE TO US PERSONS SATISFACTORY TO OUR BOARD OF DIRECTORS TO SERVE AS OUR OFFICERS. YOU OR YOUR AFFILIATES WILL ALSO PROVIDE PERSONS, WHO MAY BE OUR OFFICERS, TO RENDER SUCH CLERICAL, ACCOUNTING AND OTHER SERVICES TO US AS WE MAY FROM TIME TO TIME REQUEST OF YOU. SUCH PERSONNEL MAY BE EMPLOYEES OF YOU OR YOUR AFFILIATES. We will pay to you or your affiliates the cost of [personnel rendering the services set forth in paragraph 2(c) above, at such rates as shall from time to time be agreed upon between] SUCH PERSONNEL FOR RENDERING SUCH SERVICES TO us, provided that all time devoted to the investment or reinvestment of the portfolio assets shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties.

FURTHERMORE, YOU OR YOUR AFFILIATES SHALL FURNISH US WITHOUT CHARGE WITH SUCH MANAGEMENT SUPERVISION AND ASSISTANCE AND SUCH OFFICE FACILITIES AS YOU MAY BELIEVE APPROPRIATE OR AS WE MAY REASONABLY REQUEST SUBJECT TO THE REQUIREMENTS OF ANY REGULATORY AUTHORITY TO WHICH YOU MAY BE SUBJECT. YOU OR YOUR AFFILIATES SHALL ALSO BE RESPONSIBLE FOR THE PAYMENT OF ANY EXPENSES INCURRED IN PROMOTING THE SALE OF OUR SHARES (OTHER THAN THE PORTION OF THE PROMOTIONAL EXPENSES TO BE BORNE BY US IN ACCORDANCE WITH AN EFFECTIVE PLAN PURSUANT TO RULE 12B-1 UNDER THE ACT AND THE COSTS OF PRINTING OUR PROSPECTUSES AND OTHER REPORTS TO SHAREHOLDERS AND FEES RELATED TO REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION AND WITH STATE REGULATORY AUTHORITIES).

  3. We hereby confirm that[, subject to the foregoing,] we shall be responsible and hereby assume the obligation for payment OF all of our [other] expenses, including: (a) payment of the fee payable to you under paragraph 5 hereof; (b) [brokerage and commission expenses; (c) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on us; (d) interest charges on borrowings; (e) our organizational and offering expenses, whether or not advanced by you] CUSTODY, TRANSFER AND DIVIDEND DISBURSING EXPENSES; (C) FEES OF DIRECTORS WHO ARE NOT YOUR AFFILIATED PERSONS; (D) LEGAL AND AUDITING EXPENSES; (E) CLERICAL, ACCOUNTING AND OTHER OFFICE COSTS; (f) the cost of personnel providing services to us, as provided in [paragraph 2(c) above; (g) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws; (h) fees and expenses of listing and maintaining the listing of our shares on any securities exchange; (i) expenses of printing and distributing reports to shareholders; (j) costs of proxy solicitation; (k) charges and expenses of our custodian and registrar, transfer and dividend disbursing agent; (l) the cost of calculating the net asset value of our shares of common stock; (m) compensation of our officers, Directors and employees who do not devote any part of their time to your affairs or the affairs of your affiliates other than us; (n) legal and auditing expenses; (o) the cost of stock certificates representing shares of our common stock; and (p)] SUBPARAGRAPH (D) OF PARAGRAPH 2 ABOVE; (G) COSTS OF PRINTING OUR PROSPECTUSES AND SHAREHOLDER REPORTS; (H) COST OF MAINTENANCE OF OUR CORPORATE EXISTENCE; (I) INTEREST CHARGES, TAXES, BROKERAGE FEES AND COMMISSIONS; (j) costs of stationery and supplies; (K) EXPENSES AND FEES RELATED TO REGISTRATION AND FILING WITH THE SECURITIES AND EXCHANGE COMMISSION AND WITH STATE REGULATORY AUTHORITIES; AND (L) SUCH PROMOTIONAL SHAREHOLDER SERVICING AND OTHER EXPENSES AS MAY BE CONTEMPLATED BY AN EFFECTIVE PLAN PURSUANT TO RULE 12B-1 UNDER THE ACT, PROVIDED, HOWEVER, THAT OUR PAYMENT OF SUCH PROMOTIONAL EXPENSES SHALL BE IN THE AMOUNTS, AND IN ACCORDANCE WITH THE PROCEDURES, SET FORTH IN SUCH PLAN.

  4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

  5. In consideration of the foregoing, we will pay you a monthly fee at an annualized rate of 1.10% of our average [weekly] DAILY net assets up to $100,000,000, .95% of our next $100 million in average [weekly] DAILY net assets and .80% of our average [weekly] DAILY assets in excess of $200,000,000. [For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the average net assets of the Fund for each weekly period (ending on Friday) ending during the month.

The net assets for each weekly period are determined by averaging the net assets on the Friday of such weekly period with the net assets on the Friday of the immediately preceding weekly period. When a Friday is not a business day for us, then the calculation will be based on our net assets on the business day immediately preceding such Friday.] Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. If [this agreement becomes effective after the beginning of a month or] this agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

  6. This agreement shall become effective on the date hereof and shall [continue] REMAIN in effect until [December 31, 1992] DECEMBER 31, 1997 and may be continued for successive twelve-month periods (computed from each [January 1)] JANUARY 1 THEREAFTER) WITH RESPECT TO EACH PORTFOLIO provided that such continuance is specifically approved at least annually by [our] THE Board of Directors or by [majority] THE vote of [the holders of our] A MAJORITY OF THE outstanding voting securities OF SUCH PORTFOLIO (as defined in the Act), and, in either case, by a majority of [our] THE Board of Directors who are not PARTIES TO THIS AGREEMENT OR interested persons, as defined in the Act, of any party to this agreement (other than as Directors of our corporation), provided further, however, that if the continuation of this agreement is not approved AS TO A PORTFOLIO, you may continue to render TO SUCH PORTFOLIO the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated WITH RESPECT TO ANY PORTFOLIO at any time, without the payment of any penalty, by vote of a majority of [our] THE outstanding voting securities (as so defined) OF SUCH PORTFOLIO, or by a vote of [our] THE Board of Directors on 60 [days] DAYS' written notice to you, or by you [on 60 days] WITH RESPECT TO ANY PORTFOLIO ON 60 DAYS' written notice to us.

  7. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The [term] TERMS "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed [hereto] THERETO by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

  8. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the officers or directors of Alliance Capital Management Corporation, your general partner, who may also be a Director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render [service] SERVICES of any kind to any other trust, corporation, firm, individual or association.

  (b) You will notify us of any change in the general [partner] PARTNERS of your partnership within a reasonable time after such change.

  9. If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the term "Alliance["]."

You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term "Alliance" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

  10. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          ALLIANCE GLOBAL ENVIRONMENT FUND,
                                           INC.

                                          By __________________________________
                                            [Name:]
                                            [Title:]

Agreed to and accepted
as of the date first set forth above

ALLIANCE CAPITAL MANAGEMENT L.P.

By ALLIANCE CAPITAL MANAGEMENT
   CORPORATION, its [General
   Partner] GENERAL PARTNER

By __________________________________
 [Name:]
 [Title:]

                                                                       EXHIBIT C

           PROVISIONS OF THE FUND'S DISTRIBUTION SERVICES AGREEMENT
                    COMPRISING THE FUND'S DISTRIBUTION PLAN

Section 5. Plan of Distribution.

  (a) It is understood that Sections 5, 12, and 16 hereof together constitute a plan of distribution (the "Plan") within the meaning of Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act ("Rule 12b-1") .

  (b) Except as may be required by NASD rules and interpretations, the Fund will pay to the Underwriter each month a distribution services fee with respect to each portfolio of the Fund ("Portfolio") that will not exceed, on an annualized basis, .30% of the aggregate average daily net assets of the Fund attributable to the Class A shares, 1.00% of the aggregate average daily net assets of the Fund attributable to the Class B shares and 1.00% of the aggregate average daily net assets of the Fund attributable to the Class C shares. With respect to each Portfolio, the distribution services fee will be used in its entirety by the Underwriter to make payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of each Portfolio, including payment for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to each Portfolio's shareholders. A portion of the distribution services fee that will not exceed, on an annualized basis, .25% of the aggregate average daily net assets of the Fund attributable to each of the Class A shares, Class B shares and Class C shares will constitute a service fee that will be used by the Underwriter for personal service and/or the maintenance of shareholder accounts within the meaning of NASD rules and interpretations.

  (c) Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), may make payments from time to time from its own resources for the purposes described in Section 5(b) hereof.

  (d) Payments to broker-dealers, depository institutions and other financial intermediaries for the purposes set forth in Section 5(b) are subject to the terms and conditions of the written agreements between the Underwriter and each broker-dealer, depository institution or other financial intermediary. Such agreements will be in a form satisfactory to the Directors of the Fund.

  (e) The Treasurer of the Fund will prepare and furnish to the Fund's Directors, and the Directors will review, at least quarterly, a written report complying with the requirements of Rule 12b-1 setting forth all amounts expended hereunder and the purposes for which such expenditures were made.

  (f) The Fund is not obligated to pay any distribution expense in excess of the distribution services fee described above in Section 5(b) hereof. Any expenses of distribution of the Fund's Class A shares accrued by the Underwriter in one fiscal year of the Fund may not be paid from distribution services fees received from the Fund in respect of Class A shares in another fiscal year. Any expenses of distribution of the Fund's Class B shares or Class C shares accrued by the Underwriter in one fiscal year of the Fund may be carried forward and paid from distribution services fees received from the Fund in respect of such class of shares in another fiscal year. No portion of the distribution services fees received from the Fund in respect of Class A shares may be used to pay any interest expense, carrying charges or other financing costs or allocation of overhead of the Underwriter. The distribution services fees received from the Fund in respect of Class B shares and Class C shares may be used to pay interest expenses, carrying charges and other financing costs or allocation of overhead of the Underwriter to the extent permitted by Securities and Exchange Commission rules, regulations or Securities and Exchange Commission staff no-action or interpretative positions in effect from time to time. In the event this Agreement is terminated by either party or is not continued with respect to a class as provided in
Section 12 below: (i) no distribution services fees (other than current amounts accrued but not yet paid) will be owed by the Fund to the Underwriter with respect to that class, and (ii) the Fund will not be obligated to pay the Underwriter for any amounts expended hereunder not previously reimbursed by the Fund from distribution services fees in respect of shares of such class or recovered through deferred sales charges. The distribution services fee of a particular class may not be used to subsidize the sale of shares of any other class.

                                   * * * * *

Section 12. Term of Agreement.

  (a) This Agreement shall become effective on the date hereof and shall continue in effect until December 31, 1997, and thereafter for successive twelve-month periods (computed from each January 1) with respect to each class; provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the Investment Company Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto; provided further, however, that if the continuation of this Agreement is not approved as to a class or a Portfolio, the Underwriter may continue to render to such class or Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof. This Agreement may be terminated (i) by the Fund with respect to any class or Portfolio at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities (as so defined) of such class or Portfolio, or by a vote of a majority of the Directors of the Fund who are not interested persons, as defined in the Investment Company Act, of the Fund (other than as directors of the Fund) and have no direct and indirect financial interest in the operation of the Plan or any agreement related thereto, in any such event on sixty days' written notice to the Underwriter; provided, however, that no such notice shall be required if such termination is stated by the Fund to relate only to Sections 5 and 16 hereof (in which event Sections 5 and 16 shall be deemed to have been severed herefrom and all other provisions of this Agreement shall continue in full force and effect), or (ii) by the Underwriter with respect to any Portfolio on sixty days' written notice to the Fund.

  (b) This Agreement may be amended at any time with the approval of the Directors of the Fund, provided that (i) any material amendments of the terms hereof will become effective only upon approval as provided in the first proviso of the first sentence of Section 12(a) hereof, and (ii) any amendment to increase materially the amount to be expended for distribution services fees pursuant to Section 5(b) hereof will be effective only upon the additional approval by a vote of a majority of the outstanding voting securities as defined in the Investment Company Act of class or Portfolio affected.

                                   * * * * *

TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Conversion of the Fund from a Closed-End Investment Company
 to an Open-End Investment Company and Related Matters....................   2
  Background of the Proposal..............................................   3
  Differences Between Open-End and Closed-End Investment Companies........   6
  Conversion to Open-End Form.............................................  10
  Amendment and Restatement of Articles of Incorporation..................  10
  Modification of Investment Restriction..................................  12
  Approval of Advisory Agreement..........................................  12
  Establishment of Multiple Distribution System...........................  14
Proposal Two: Election of Directors.......................................  19
Proposal Three: Ratification of Selection of Independent Auditors.........  22
Information as to the Fund's Principal Officers and the Adviser...........  23
Submission of Proposals for Meetings of Stockholders......................  25
Other Matters.............................................................  25
Reports to Stockholders...................................................  26
Exhibit A (Articles of Amendment and Restatement)......................... A-1
Exhibit B (Advisory Agreement)............................................ B-1
Exhibit C (Rule 12b-1 Distribution Plan).................................. C-1



                            PROPOSED CONVERSION OF

                    ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

                       TO AN OPEN-END INVESTMENT COMPANY





-------------------------------------------------------------------------------

                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                       Alliance Capital Management L.P.

-------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
JULY 17, 1997

                            APPENDIX

PROXY                                                       PROXY
             ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
  JULY 17, 1997.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  THE FUND.


The undersigned hereby appoints each of Domenick Pugliese and Carol H. Rappa as proxies, each with the power to appoint his or her substitute, and authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Alliance Global Environment Fund, Inc. (the "Fund") held of record by the undersigned on May 16, 1997 at the Annual Meeting of Stockholders of the Fund to be held at 4:00 p.m., Eastern Time, on July 17, 1997, at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated on the reverse hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has Your Address Changed?    Do You Have Any Comments?

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the conversion of the Fund from a closed-end investment company to an open-end investment company, including in connection therewith:

     (a) Changing the subclassification of the Fund from that of a closed-end investment company to that of an open-end investment company;

     (b) Amending the Articles of Incorporation of the Fund to provide for the conversion, eliminate certain
         "anti-takeover" provisions and reclassify the outstanding shares of the Fund as Class A shares;

     (c) Modifying of an Investment Restriction of the Fund;

     (d) Approving an Advisory Agreement to replace the Fund's existing Investment Management and Administration
         Agreement; and

     (e) Establishing a Multiple Distribution System, including in connection therewith, adopting a Rule 12b-1 distribution plan.

                  For       Against     Abstain
                    / /       / /         / /

2.   Election of Directors.       For       Withhold    For All
     If Proposal No. 1 is                               Except
     approved, to elect the       / /       / /         / /
     following seven Directors:


     John D. Carifa
     David H. Dievler
     John H. Dobkin
     W.H. Henderson
     Stig Host
     Richard M. Lilly
     Alan Stoga

     If Proposal No. 1 is not     For       Withhold    For All
     approved, to elect the                             Except
     following Class Two          / /       / /         / /
     Directors, Term Expiring
     in 2000.

     John H. Dobkin
     W.H. Henderson
     Stig Host

If you do not wish your shares voted "For" any particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares shall be voted for the remaining nominee(s).

3.   Ratification of the          For       Against     Abstain
     selection of Ernst &          / /       / /         / /
     Young LLP as independent
     auditors of the Fund for
     its fiscal year ending
     October 31, 1997.

4. In their discretion, on all such other matters that may properly come before the Meeting or any adjournments thereof.


Please be sure to sign and date this Proxy.             Date


Stockholder sign here             Co-owner sign Here


Mark box at right if address change or comment                / /
has been noted on the reverse side of this card.


RECORD DATE SHARES:




























                                3
00250070.AP2